Exhibit 10.3

“[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.”

FIRST AMENDMENT TO THE SUPPLY AGREEMENT

This First Amendment to the Supply Agreement (the “Amendment”) is effective as of April 30, 2019, by and between Nevro Corp., having a mailing address of 1800 Bridge Parkway, Redwood City, CA 94065 (“Nevro”), and Centro De Construccion De Cardioestimuladores Del Uruguay S.A., having an address, at General Paz 1371, Montevideo, Uruguay, CP 11400 (“CCC”).

WHEREAS, Nevro and CCC are parties to that certain Supply Agreement, dated effective as of November 11, 2016 (the “Agreement”), whereby CCC provides certain services as described; and

WHEREAS, the parties wish to amend the Agreement, as further set forth below;

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth, the parties agree:

SECTION 1: Amendment to the Agreement

(a)	Add the following definitions in the Agreement as Subsection 1.1 and 1.2 respectively:

1.39“PCBA” shall mean Printed Circuit Board Assembly.

1.40“[***]” shall mean [***].

(b)	Add the following paragraph as Section 3.7 in the Agreement:

3.7PCBA Rejections. In the event that CCC rejects PCBAs in accordance with section 3.6 (d) of this Agreement, but [***], CCC will notify Nevro immediately and Nevro shall [***].

(c)	Exhibit A of the Agreement is hereby amended by replacing it in its entirety with Appendix I attached hereto.

(d)	Exhibit B of the Agreement is hereby amended by replacing it in its entirety with Appendix II attached hereto.

(e)	Exhibit F of the Agreement is hereby amended by replacing it in its entirety with Appendix III attached hereto.

(e)	The Agreement is hereby amended by adding Exhibit G attached hereto as Appendix IV.
(f)	The Agreement is hereby amended by adding Exhibit H attached hereto as Appendix V.

SECTION 2: Confirmation of the Agreement

Except as set forth in this Amendment, this Amendment shall not by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights, remedies, duties and obligations of Nevro or CCC under the Agreement.

SECTION 3: Miscellaneous

(a)	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.

(b)	Entire Agreement. Regarding the subject matter above, this Amendment shall supersede anything to the contrary in the Agreement.

(c)	Terms Not Defined. Terms not defined herein shall have the meaning assigned to them in the Agreement.

[Remainder of page left intentionally blank.]

2

“[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.”

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

Nevro Corp.	Centro De Construccion de
Cardioestimuladores Del Uruguay S.A.

/s/ Andrew Galligan	/s/ Antonio Gonzalez
Signature	Signature

Andrew Galligan	Antonio Gonzalez
Name	Name

Chief Financial Officer	President, CRMN
Title	Title

5/1/2019	April 30, 2019
Date	Date

“[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.”

APPENDIX I

Exhibit A

Products

For IPG 1500, IPG 2000 and IPG 2500:

PRODUCTS	Minimum Purchase Thresholds	Lead Time
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Pricing For IPG Model 1500:

IPG Model 1500 CCC P/N 999391
Product Unit Year	Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The prices in the table above reflect incremental volume pricing (for example, the price for the first [***] units in a Contract Year is $[***] per unit and the price for the next [***] units is $[***] per unit in that Contract Year). The IPG volumes above are measured by the volumes of units ordered during a Contract Year.

“[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.”

Pricing For IPG Model 2000 and IPG Model 2500:

Subject to the terms and conditions of the Agreement, Nevro commits to a Minimum Purchase Threshold of [***]% of the IPG Model 2000 and IPG Model 2500 worldwide requirements through the term of the Agreement.  Nevro’s Forecast provided on or about December 31 of each year shall include Nevro’s projected volume of Products and share commitment for the IPG Model 2000 and IPG Model 2500 Product for the following Contract Year.  Nevro’s price per Product for each IPG Model 2000 and IPG Model 2500 Product for such Contract Year shall be determined based upon such projected volume and share commitment in accordance with the following tables:

Annual Units of Product (Year [***])	[***]% share commitment	[***]% share commitment	[***]% share commitment
PRICE
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

For [***] only, Nevro will purchase the first [***] units of IPG Model 2000 at [***] Unit Volume Price (ref. $[***]) and the remainder of the IPG Model 2000 and Model 2500 units shipped in [***] will be at the [***] pricing tier (ref. $[***]).  Volumes considered above are the combination of IPG Model 2000 and Model 2500.  The [***] prices include a [***]% yield factor for [***] only.

For year [***] and thereafter through the Term, the following table will be used to determine IPG Model 2000 and Model 2500 pricing.

Annual Units of Product (Year [***]+)	[***]% share commitment	[***]% share commitment	[***]% share commitment
PRICE
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

Volumes considered above are the combination of IPG Model 2000 and Model 2500.

On or about September 1 of each Contract Year, the parties shall meet to review the next Contract Year Forecast and Nevro commitment and the per unit price for the Products for the next Contract Year will be determined using the initial forecasted volume’s price per the appropriate pricing tier set out above. If the forecasted volume is within [***]% of Products of the next tier’s volume break, the parties agree to set the initial pricing at the higher price (i.e., lower volume) and review such pricing twice per year for any material changes in the Forecast. A credit will be issued to Nevro immediately and the per unit price will be reset once shipments scheduled for delivery during the binding portion of the Forecast (pursuant to Section 2.1) exceed the current volume/pricing tier and subsequent Purchase Orders scheduled for delivery during the same Contract Year would be placed at the lower price (i.e., higher volume pricing tier).  In the event that Nevro purchases in any Contract Year an amount of Products which is less than the initial Forecast for such Contract Year and the total amount of Products purchased during such Contract Year is in a higher price tier than the price tier offered based on the initial Forecast for such Contract Year, Nevro shall make a payment to CCC, by the end of such Contract Year, an amount equal to [***].

Certain Price Adjustments.  If Nevro agrees to purchase from CCC or any of its Affiliates a minimum of [***] percent ([***]%) of its finished leads products in a Contract Year, Nevro shall receive an additional [***] percent ([***]%) reduction in price for each IPG Model 2000 Product and IPG 2500 Product ordered in accordance with such Forecast.

APPENDIX II

Exhibit B

Specifications

Omitted pursuant to Regulation S-K, Item 601(a)(5).

“[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.”

APPENDIX III

Exhibit F

Bill of Materials

Omitted pursuant to Regulation S-K, Item 601(a)(5).

APPENDIX IV

Exhibit G

Additional Services

At Nevro's request, CCC will provide the following services with respect to the Products and implantable pulse generators substantially similar to the implantable pulse generator Products (“Third Party IPGs”):

1.	Expedite complaint investigation and follow-up, according to the following criteria*:
o

Nevro shall complete an initial investigation of any Defective Products or defective Third Party IPGs, as the case may be. If upon completion of this initial investigation, a decision is made to send a Defective Product or defective Third Party IPG to CCC for further analysis, Nevro shall send such Defective Product or defective Third Party IPG to CCC with all relevant information related thereto, including, but not limited to, Nevro’s initial investigation.

o

In the event that Nevro (i) requests an RMA# from CCC to return a Product that Nevro reasonably believes to be a Defective Product or (ii) desires to send a Third Party IPG to CCC that it reasonably believes to be defective, Nevro shall provide the following information to CCC together with the request: the patient’s complaint, if verified by Nevro´s personnel, a description of the conditions the Product or Third Party IPG, as applicable, worked and when the defect appeared, programmer logs (if the involved Product or Third Party IPG is an IPG), and any other information reasonably requested by CCC.

o

With the goal of enabling Nevro to close complaints within [***] days; CCC will target submission of a draft report of complaint investigations with known causes within [***] days from receipt of the Product or Third Party IPG, as applicable.

o

Complaint handling and meeting regulatory requirements for reporting and assessing complaints is the responsibility of Nevro and CCC shall have no obligation related thereto other than to provide reasonable assistance to Nevro at Nevro's request where CCC has information, or otherwise provided products or services, related to such requirement or complaint.

*CCC may charge the fees described in EXHIBIT H with respect to these services, provided that CCC may not charge such fees for any such services provided in connection with a Defective Product that fails to meet the limited warranty in Section 10.3(a) due solely to the acts or omissions of CCC.

APPENDIX V

Exhibit H

Fees for Additional Services

In addition to any other fees to be paid by Nevro under this Agreement, CCC may charge the following fees with respect to the services listed in #1 of EXHIBIT G.

[***]